UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 15, 2005

Date of Report (Date of earliest event reported)

NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50348 (Commission File Number)	06-1688360 (I.R.S. Employer Identification No.)

13650 NW 8th Street, Suite 109
Sunrise, FL 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

a. On April 15, 2005, NationsHealth, Inc. (the “Company”) and Gregory J. Couto entered into an employment agreement (the “Couto Employment Agreement”), by which the Company agrees to employ Mr. Couto as its Executive Vice President of Operations. The terms and conditions of the Couto Employment Agreement are more fully set forth in Exhibit 99.1 attached to this current report, which exhibit is incorporated herein by reference in its entirety.

b. On April 15, 2005, the Company and Tracy M. Schmidt, Esq. entered into an employment agreement (the “Schmidt Employment Agreement”), by which the Company agrees to employ Ms. Schmidt as its General Counsel and Executive Vice President Regulatory Operations. The terms and conditions of the Schmidt Employment Agreement are more fully set forth in Exhibit 99.2 attached to this current report, which exhibit is incorporated herein by reference in its entirety.

c. On April 15, 2005, the Company and Tim Fairbanks entered into an employment agreement (the “Fairbanks Employment Agreement”), by which the Company agrees to employ Mr. Fairbanks as its Chief Financial Officer and as an Executive Vice President. The terms and conditions of the Fairbanks Employment Agreement are more fully set forth in Exhibit 99.3 attached to this current report, which exhibit is incorporated herein by reference in its entirety.

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 — Change in Registrant’s Certifying Accountant

Effective April 20, 2005, the Company engaged Ernst & Young LLP (“Ernst & Young”) as its new independent public accountants to audit the Company’s financial statements. On the same day, Rachlin Cohen & Holtz LLP (“Rachlin”), the then-current principal accountants of the Company were dismissed by the Company. The decision to change the Company’s accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Rachlin on the financial statements of the Company for the past two fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2004 and 2003 and in the subsequent interim period from January 1, 2005 through and including April 20, 2005, there were no disagreements between the Company and Rachlin on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of Rachlin, would have caused Rachlin to make reference to the matter in their reports on the financial statements.

During the two fiscal years ended December 31, 2004 and 2003, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has not consulted with Ernst & Young during the last two fiscal years ended December 31, 2004 and 2003 or during the subsequent interim period from January 1, 2005 through and including April 20, 2005, on either the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any of the reportable events described above.

The Company requested Rachlin to furnish a letter addressed to the Securities and Exchange Commission stating whether Rachlin agrees with the statements made above by the Company. This letter is attached to this current report as Exhibit 16.1, which exhibit is incorporated herein by reference in its entirety.

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Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

16.1	Letter of Rachlin Cohen & Holtz LLP dated April 20, 2005 regarding change in principal accountant.

99.1	Employment Agreement dated April 15, 2005, between NationsHealth, Inc. and Gregory J. Couto. Filed herewith.

99.2	Employment Agreement dated April 15, 2005, between NationsHealth, Inc. and Tracy M. Schmidt, Esq. Filed herewith.

99.3	Employment Agreement dated April 15, 2005, between NationsHealth, Inc. and Tim Fairbanks. Filed herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: April 21, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Rachlin Cohen & Holtz LLP dated April 20, 2005 regarding change in principal accountant.

99.1	Employment Agreement dated April 15, 2005, between NationsHealth, Inc. and Gregory J. Couto. Filed herewith.

99.2	Employment Agreement dated April 15, 2005, between NationsHealth, Inc. and Tracy M. Schmidt, Esq. Filed herewith.

99.3	Employment Agreement dated April 15, 2005, between NationsHealth, Inc. and Tim Fairbanks. Filed herewith.

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